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Gerald H. Barnes

Co-Manager
Lindner Asset Management

(image) Gerald "Jerry" Barnes, CFA, is a Co-Manager of the Lindner Utility Fund, and Manager of the Fixed-Income portion of the Lindner Asset Allocation Fund.

Barnes had been with Delta Financial, Inc., the investment management firm, since 1984, and served in positions in investment research and portfolio management. Since 1991, he had been President of Vantage Consulting Group.

Jerry Barnes began his investment career in 1971, as a research analyst in the Trust Division of Virginia National Bank where he had responsibility for the electric utilities and telecommunications industries. In 1979, he was promoted to Vice-President and Director of Research. Throughout this period, he continued to maintain analytical responsibility for electric utilities and telecommunications equities. He was then promoted to Senior Vice-President and manager of Employee Benefit Equity Funds.

Jerry received a B. S. of Commerce from the University of Virginia in 1969. He earned an M. B. A. at Old Dominion University in 1995. At Old Dominion's graduate business school, he received the Governor's Award for Excellence. Jerry is also a member of Phi Kappa Phi Academic Honor Society at Old Dominion University.

Jerry Barnes has earned the Chartered Financial Analyst (CFA) designation.

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